UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2005



                         INTERNATIONAL DEVELOPMENT CORP.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


                000-31343                             36-4567500
         (Commission File Number)           (IRS Employer Identification No.)

      534 DELAWARE AVENUE, SUITE 412                    14202
             BUFFALO, NEW YORK                       (Zip Code)
      (principal executive offices)

                                 (416) 490-0254
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM  5.02.     DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION  OF
DIRECTORS;  APPOINTMENT  OF  PRINCIPAL  OFFICERS.

     Effective March 30, 2005, Richard Proulx was elected to the Board of Directors of International Development, Inc. (the "Registrant"). There were no arrangements or understandings between Mr. Proulx and any other persons, pursuant to which Mr. Proulx was elected as a director of the Registrant. Mr. Proulx is expected to serve on the Compensation Committee of the Registrant's Board of Directors. Item 404 (a) of Regulation S-K is not applicable to this Current Report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2005                  INTERNATIONAL DEVELOPMENT CORP.


                                      By /s/Betty-Ann Harland
                                         ---------------------------------------
                                         Betty-Ann Harland,
                                         Chief Executive Officer


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